                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                           -----------------------


                                   FORM 8-K
                                Current Report


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: June 11, 2002
                                        -------------




                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)



         Virginia                          0-25762             54-1719855
-----------------------------         ----------------      ----------------
(State or other jurisdiction of       (Commission            (IRS Employer
       incorporation)                  File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                 23060
--------------------------------------------------             --------------
  (Address of principal executive offices)                       (Zip Code)


            (Registrant's telephone number, including area code):
                                (804) 967-1000



        (Former name or former address, if changed since last report):
                                Not Applicable

ITEM 5.          OTHER EVENTS

                 The May 2002 monthly Certificateholder's Statements to investors were distributed June 11, 2002.


ITEM 7 (c).      EXHIBITS

                 The following are filed as exhibits to this Report under
                 Exhibit 20:

                 1.  May Performance Summary

                 2.  Series 1996-3 Class A and Class B Certificateholder's Statements
                      for the month of May 2002.

                 3.  Series 1997-1 Class A and Class B Certificateholder's Statements
                      for the month of May 2002.

                 4.  Series 1997-2 Class A and Class B Certificateholder's Statements
                      for the month of May 2002.

                 5.  Series 1998-1 Class A and Class B Certificateholder's Statements
                      for the month of May 2002.

                 6.  Series 1998-4 Class A and Class B Certificateholder's Statements
                      for the month of May 2002.

                 7.  Series 1999-1 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 8.  Series 1999-3 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 9.  Series 2000-1 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 10. Series 2000-2 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 11. Series 2000-3 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 12. Series 2000-4 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 13. Series 2000-5 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 14. Series 2001-1 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 15. Series 2001-2 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 16. Series 2001-3 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 17. Series 2001-4 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 18. Series 2001-5 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 19. Series 2001-6 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 20. Series 2001-7 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 21. Series 2001-8 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 22. Series 2002-1 Class A and Class B Certificateholder's Statements
                       for the month of May 2002

                 23. Series 2002-2 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 24. Series 2002-3 Class A and Class B Certificateholder's Statements
                      for the month of May 2002

                 25. Trust Excess Spread Analysis


                                  SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                            CAPITAL ONE MASTER TRUST

                                            By:  CAPITAL ONE BANK
                                                 Servicer


                                            By:  /s/ Tom Feil
                                                 -----------------------------
                                                 Tom Feil
                                                 Director of Capital Markets
Date:  June 11, 2002

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549








                              ------------------




                                   EXHIBITS

                                      TO

                                   FORM 8-K








                           CAPITAL ONE MASTER TRUST
                               CAPITAL ONE BANK
            (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                                       SEQUENTIALLY
EXHIBIT                                                                NUMBERED
NUMBER            EXHIBITS                                             PAGE
------            --------                                             -------------

    1             May Performance Summary                                    07

    2             Series 1996-3 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              09

    3             Series 1997-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              11

    4             Series 1997-2 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              13

    5             Series 1998-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              16

    6             Series 1998-4 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              18

    7             Series 1999-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              20

    8             Series 1999-3 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              22

    9             Series 2000-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              24

    10            Series 2000-2 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              26

    11            Series 2000-3 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              28

    12            Series 2000-4 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              30

    13            Series 2000-5 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              32

    14            Series 2001-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              34


    15            Series 2001-2 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              36

    16            Series 2001-3 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              38

    17            Series 2001-4 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              40

    18            Series 2001-5 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              42

    19            Series 2001-6 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              44

    20            Series 2001-7 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              46

    21            Series 2001-8 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              48

    22            Series 2002-1 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              50

    23            Series 2002-2 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              52

    24            Series 2002-3 Class A and Class B Certificate-
                  holder's Statements for the month of May 2002              54

    25            Trust Excess Spread Analysis                               56